American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Veedot® Fund
Supplement dated August 1, 2016 ■ Summary Prospectus dated March 1, 2016 (as revised March 21, 2016) and Prospectus dated March 1, 2016

The following replaces the tables in the Fees and Expenses section on page 1 of the summary prospectus and page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 60 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional
Management Fee	1.25%	1.05%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.26%	1.06%
Fee Waiver[1]	0.10%	0.10%
Total Annual Fund Operating Expenses After Waiver	1.16%	0.96%

[1]
Effective August 1, 2016, the advisor has agreed to waive 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.

	1 year	3 years	5 years	10 years
Investor Class	$118	$390	$683	$1,513
Institutional Class	$98	$328	$576	$1,285

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-90068  1608